UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2010

S&W SEED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34719	27-1275784
(Commission File Number)	(IRS Employer Identification No.)

25552 South Butte Avenue
Five Points, CA	93624
(Address of Principal Executive Offices)	(Zip Code)

(559) 884-2535

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.                                          Unregistered Sale of Equity Securities

On May 7, 2010, the Company issued common stock purchase warrants to Cardiff Partners, LLC (“Cardiff Partners”) pursuant to its prior agreement under which Cardiff Partners provided certain consulting services in connection with the Company’s initial public offering. The warrants grant Cardiff Partners the right to purchase up to 25,000 shares of the Company’s Common Stock at an exercise price of $4.00 per share, subject to a cashless exercise right. The warrants expire on May 7, 2010.

On May 7, 2010, the Company issued common stock purchase warrants to PR Financial Marketing, LLC (“PRF”) pursuant to its Client Services Agreement under which PRF provides certain investor and public relations services. The warrants grant PRF the right to purchase up to 25,000 shares of the Company’s Common Stock at an exercise price of $4.00 per share, subject to a cashless exercise right. The warrants expire on May 7, 2010.

The warrants were issued without registration under the Securities Act of 1933, as amended (the “Act”) pursuant to the exemption from registration provided in Section 4(2) of the Act for issuances of securities by an issuer not involving any public offering. The Section 4(2) exemption was predicated on the fact that the warrants were issued to sophisticated persons who were familiar with the Company’s business who had access to business and financial information about the Company.

Item 8.01.                                          Other Events

On May 10, 2010, the Company issued a press release titled “S&W Seed Company Enters into Stevia Plant Trials with PureCircle” announcing the Company’s arrangement with PureCircle Sdn Bhd for initial stevia test planting and evaluation. The text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           The following exhibits are filed herewith as a part of this report:

Exhibit	Description

4.1	Common Stock Purchase Warrants issued to Cardiff Partners, LLC
4.2	Common Stock Purchase Warrants issued to PR Financial Marketing, LLC
99.1	Press Release of S&W Seed Company dated May 10, 2010

The information in this Current Report on Form 8-K under Item 8.01 and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of S&W Seed Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, such information shall not be incorporated by reference into any filing of S&W Seed Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&W SEED COMPANY

	By:	/s/ Matthew K. Szot
Matthew K. Szot
Vice President Finance and Chief Financial Officer

Date: May 12, 2010